UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 4, 2008


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


          Nevada                       000-22855                  95-4780218
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

       12224 Montague Street
            Pacoima, CA                                             91331
(Address of principal executive offices)                          (Zip Code)

                                 (818) 899-4686
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)
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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 23, 2008, and effective the same date, American Soil Technologies, Inc. (the "Company") entered into an Employment Agreement with Carl P. Ranno to act as the Company's President, Chief Executive Officer, and Chief Financial Officer (the "Agreement").

The Agreement is for a term of five years, commencing on May 23, 2008 and expiring on May 22, 2013 with automatic one-year extensions unless either the Company or Mr. Ranno provides written notice of their intention not to renew the Agreement at least 30 days prior to the expiration of the then current term. The Agreement provides that, in addition to receiving paid vacation in accordance with the Company's policies as well as other customary benefits and provisions, Mr. Ranno shall receive an annual base salary of $200,000. If, at any time during the term of the Agreement, Mr. Ranno is terminated "without cause," he will be entitled to receive a cash payment equal to the aggregate compensation payable to Mr. Ranno during the remaining term of the Agreement.

On May 23, 2008, and effective the same date, the Company entered into an Employment Agreement with Diana Visco to act as the Company's Secretary and Administrative Assistant to the President (the "Agreement").

The Agreement is for a term of five years, commencing on May 23, 2008 and expiring on May 22, 2013 with automatic one-year extensions unless either the Company or Ms. Visco provides written notice of their intention not to renew the Agreement at least 30 days prior to the expiration of the then current term. The Agreement provides that, in addition to receiving paid vacation in accordance with the Company's policies as well as other customary benefits and provisions, Ms. Visco shall receive an annual base salary of $85,000. If, at any time during the term of the Agreement, Ms. Visco is terminated "without cause," she will be entitled to receive a cash payment equal to the aggregate compensation payable to Ms. Visco during the remaining term of the Agreement.

On May 23, 2008, and effective the same date, the Company entered into an Employment Agreement with Neil C. Kitchen to act as the Company's Vice President and Chief Technical Officer (the "Agreement").

The Agreement is for a term of five years, commencing on May 23, 2008 and expiring on May 22, 2013 with automatic one-year extensions unless either the Company or Mr. Kitchen provides written notice of their intention not to renew the Agreement at least 30 days prior to the expiration of the then current term. The Agreement provides that, in addition to receiving paid vacation in accordance with the Company's policies as well as other customary benefits and provisions, Mr. Kitchen shall receive an annual base salary of $130,000. If, at any time during the term of the Agreement, Mr. Kitchen is terminated "without cause," he will be entitled to receive a cash payment equal to the aggregate compensation payable to Mr. Kitchen during the remaining term of the Agreement.

There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Agreement.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 4, 2008                   AMERICAN SOIL TECHNOLOGIES, INC.


                                      By: /s/ Carl P. Ranno
                                          --------------------------------------
                                          Carl P. Ranno, Chief Executive Officer
                                          and President


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